UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

Renovacor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39271	83-3169838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Broadway, Suite 310
Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 424-2650

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCOR	NYSE American LLC
Warrants to purchase one share of common stock at an exercise price of $11.50	RCOR.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On September 19, 2022, Renovacor, Inc., a Delaware corporation (“Renovacor” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Renovacor, Rocket Pharmaceuticals, Inc., a Delaware corporation (“Rocket”), Zebrafish Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Rocket (“Merger Sub I”), and Zebrafish Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Rocket (“Merger Sub II,” and together with Merger Sub I, the “Merger Subs”). Each of the board of directors of Rocket and the board of directors of Renovacor (the “Renovacor Board”) have unanimously approved the Merger Agreement.

Pursuant to and on the terms and conditions set forth in the Merger Agreement, (i) first, Merger Sub I will merge with and into Renovacor (the “First Merger”, and the effective time of the First Merger, the “First Effective Time”), with Renovacor continuing as the surviving entity (the “Initial Surviving Corporation”) in the First Merger and (ii) second, the Initial Surviving Corporation will merge with and into Merger Sub II (the “Second Merger”, and together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving entity in the Second Merger and as a wholly owned subsidiary of Rocket.

The Mergers are intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each share of common stock of Renovacor, par value $0.0001 per share (collectively, the “Renovacor Shares”), issued and outstanding immediately prior to the First Effective Time will be converted into the right to receive a number of shares of common stock of Rocket, par value $0.01 per share (collectively, the “Rocket Shares”), determined on the basis of an exchange formula set forth in the Merger Agreement (the “Exchange Ratio”). The Exchange Ratio will initially be equal to approximately 0.1676 Rocket Shares for each Renovacor Share (subject to adjustment as described in this paragraph, the “Per Share Merger Consideration”). Under certain circumstances further described in the Merger Agreement, the Exchange Ratio may be adjusted upward or downward based on the level of Renovacor’s net cash at the closing of the First Merger and certain other adjustments, as determined in accordance with the Merger Agreement. There can be no assurances as to Renovacor’s level of net cash between now and the closing of the transactions contemplated by the Merger Agreement (the “Closing”).

In addition, subject to the terms and conditions of the Merger Agreement:

•

Immediately prior to the First Effective Time, each Sponsor Earnout Share (as defined in the Merger Agreement) will vest in full and be released to Chardan Investments 2, LLC (formerly known as Chardan Investments III, LLC), a Delaware limited liability company (the “Sponsor”), in accordance with the terms of the that certain Sponsor Support Agreement, dated as of March 22, 2021, by and among Renovacor (formerly known as Chardan Healthcare Acquisition 2 Corp.), the Sponsor and Renovacor Holdings, Inc. (formerly known as Renovacor, Inc.) (“Renovacor Holdings”) and, at the First Effective Time, will be canceled and converted into the right to receive the Per Share Merger Consideration;

•

Immediately prior to the First Effective Time, Renovacor will issue a number of Renovacor Shares comprising the maximum number of SPAC Merger Earnout Shares (as defined in the Merger Agreement) issuable in connection with and in accordance with that certain Agreement and Plan of Merger, dated as of March 22, 2021 (the “SPAC Merger Agreement”), by and among Renovacor (formerly known as Chardan Healthcare Acquisition 2 Corp.), CHAQ2 Merger Sub, Inc., a Delaware corporation, and Renovacor Holdings to certain persons entitled thereto (other than Renovacor Shares issuable in settlement of outstanding Company Earnout RSUs (as defined in the Merger Agreement)) and, at the First Effective Time, the Renovacor Shares issuable pursuant to this paragraph will be canceled and converted into the right to receive the Per Share Merger Consideration;

•

Immediately prior to the First Effective Time, Renovacor will issue a number of Renovacor Shares comprising the maximum number of SPAC Merger Earnout Shares issuable in settlement of Company Earnout RSUs and, at the First Effective Time, the Renovacor Shares issuable pursuant to this paragraph will be canceled and converted into the right to receive the Per Share Merger Consideration;

•

At the First Effective Time, each restricted stock unit award that is subject to time vesting (each, a “Renovacor Time-Vesting RSU”) outstanding immediately prior to the First Effective Time will automatically, without any further action on the part of Rocket, Merger Sub I, Renovacor or any holder thereof, vest in full and be canceled and converted into the right to receive a number of Rocket Shares, rounded to the nearest whole number, equal to the number of Renovacor Shares subject to such Renovacor Time-Vesting RSU multiplied by the Exchange Ratio;

•

At the First Effective Time, each option to purchase Renovacor Shares (each, a “Renovacor Option”) outstanding immediately prior to the First Effective Time will automatically, without any action on the part of Rocket, Merger Sub I, Renovacor or any holder thereof, be converted into and thereafter evidence an option to acquire a number of Rocket Shares that is equal to the product of (A) the number of Renovacor Shares subject to such Renovacor Option as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number of Rocket Shares (after such conversion, an “Exchanged Option”), at an exercise price per Rocket Share underlying such Exchanged Option equal to the quotient obtained by dividing (x) the per share exercise price of Renovacor Options immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent;

•

Each public warrant to purchase shares of Renovacor Common Stock (each, a “Renovacor Public Warrant”) outstanding and unexercised immediately prior to the First Effective Time will automatically, without any action on the part of Rocket, Merger Sub I, Renovacor or any holder thereof, be converted into and thereafter evidence a warrant to purchase a number of Rocket Shares, rounded down to the nearest whole share, that is equal to the product of (A) the number of shares of Renovacor Common Stock subject to such Renovacor Public Warrant as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio (after such conversion, an “Exchanged Warrant”), at an exercise price per Rocket Share underlying such Exchanged Warrant equal to the quotient obtained by dividing (x) the per share exercise price applicable to such Renovacor Public Warrant immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent;

•

Each private warrant to purchase Renovacor Shares (each, a “Renovacor Private Warrant”) outstanding and unexercised immediately prior to the First Effective Time will automatically, without any action on the part of Rocket, Merger Sub I, Renovacor or any holder thereof, be converted into and thereafter evidence an Exchanged Warrant entitling the holder thereof to purchase a number of Rocket Shares, rounded down to the nearest whole share, that is equal to the product of (A) the number of Renovacor Shares subject to such Renovacor Private Warrant as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per Rocket Share underlying such Exchanged Warrant equal to the quotient obtained by dividing (x) the per share exercise price applicable to such Renovacor Private Warrant immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent; and

•

Each pre-funded warrant to purchase Renovacor Shares (each, a “Renovacor Pre-Funded Warrant”) outstanding and unexercised immediately prior to the First Effective Time will automatically, without any action on the part of Rocket, Merger Sub I, Renovacor or any holder thereof, be converted into and thereafter evidence an Exchanged Warrant entitling the holder thereof to purchase a number of Rocket Shares, rounded down to the nearest whole share, that is equal to the product of (A) the number of Renovacor Shares subject to such Renovacor Private Warrant as of immediately prior to the First Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per Rocket Share underlying such

Exchanged Warrant equal to the quotient obtained by dividing (x) the per share exercise price applicable to such Renovacor Private Warrant immediately prior to the First Effective Time by (y) the Exchange Ratio, rounded up to the nearest whole cent.

Conditions to the Mergers

The closing of the Mergers is subject to the satisfaction or waiver of certain conditions including, among other things, (i) the required approvals by Rocket’s and Renovacor’s stockholders, (ii) the accuracy of the respective representations and warranties of each party, subject to certain materiality qualifications, (iii) compliance by the parties with their respective covenants, (iv) the absence of any law or order preventing the Mergers and the contemplated transactions, (v) the Rocket Shares to be issued in the First Merger being approved for listing (subject to official notice of issuance) on Nasdaq as of the closing and (vi) the Registration Statement (as defined below) having become effective in accordance with the provisions of the Securities Act of 1933, as amended, and not being subject to any stop order or proceeding (or threatened proceeding by the Securities and Exchange Commission (the “SEC”)) seeking a stop order with respect to the Registration Statement that has not been withdrawn.

Certain Other Terms of the Merger Agreement

Renovacor and Rocket have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of Renovacor’s and Rocket’s business between the date of the signing of the Merger Agreement and the Closing and (ii) the efforts of the parties to cause the Mergers to be completed, including actions which may be necessary to obtain the required regulatory consents and approvals for the transaction.

In connection with the Mergers, Rocket and Renovacor will jointly prepare and file a registration statement on Form S-4 (the “Registration Statement”), in which a joint proxy statement will be included (the “Proxy Statement”) to seek the approval of (i) Rocket’s stockholders with respect to certain actions, including the issuance of Rocket Shares, pursuant to the Nasdaq rules (the “Rocket Stockholder Approval”) and (ii) Renovacor’s stockholders with respect to certain actions, including the adoption of the Merger Agreement and the approval of the First Merger (the “Company Stockholder Approval”).

Renovacor is subject to a customary “no-shop” provision whereby, subject to certain exceptions, it is prohibited from, directly or indirectly (i) initiating, seeking or soliciting, or knowingly encouraging or facilitating (including by way of furnishing non-public information) or inquiring or the making or submission of any proposal that constitutes, or would reasonably be expected to lead to, a Company Acquisition Proposal (as defined in the Merger Agreement); (ii) participating or engaging in discussions or negotiating with, or disclosing any non-public information or data relating to, Renovacor or its Subsidiary or affording access to the properties, books or records of Renovacor or its subsidiary to any person that has made or could reasonably be expected to make, a Company Acquisition Proposal; or (iii) entering into any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement, whether or not binding, with respect to a Company Acquisition Proposal. The “no-shop” provision is subject to certain exceptions that permit the board of directors of Renovacor (the “Renovacor Board”) to comply with its fiduciary duties, which, under certain circumstances, would enable Renovacor to provide information to, and enter into discussions or negotiations with, third parties in response to a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights, including, among others:

•	upon the mutual consent of Rocket and Renovacor;

•

by Renovacor, if any of Rocket’s or the Merger Sub’s covenants, representations or warranties contained in the Merger Agreement will be or have become untrue and such breach is not capable of being cured or has not been cured within 45 days following notice of such breach;

•

by Renovacor, if at any time prior to the Renovacor Stockholder Approval, upon written notice to Rocket, in order to enter into a definitive agreement for a transaction constituting a Superior Proposal;

•	by Renovacor, if Rocket makes a Rocket Adverse Recommendation Change (as defined in the Merger Agreement);

•	by Rocket, if Renovacor makes a Company Adverse Recommendation Change (as defined in the Merger Agreement); and

•

by either Rocket or Renovacor, if (A) a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of prohibiting the Mergers and the contemplated transactions, (B) the Mergers have not occurred by March 19, 2023, subject to certain conditions, (C) Renovacor Stockholder Approval will not have been obtained at Renovacor’s stockholder meeting or any adjournment thereof; or (D) the Rocket Stockholder Approval will not have been obtained at Rocket’s stockholder meeting or any adjournment thereof.

In addition, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, (x) Rocket and Renovacor are permitted to terminate the Merger Agreement prior to the First Effective Time, subject to the payment by either Rocket or Renovacor, as applicable, of a termination fee of $1.74 million or (y) in some circumstances, Rocket may be required to reimburse Renovacor’s expenses up to a maximum of $750,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about Renovacor, Rocket or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Renovacor, Rocket or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Renovacor’s or Rocket’s public disclosures.

Voting and Support Agreement

Contemporaneously with the execution of the Merger Agreement, (i) Renovacor and certain stockholders of Rocket (the “ Rocket Stockholders”) holding approximately 35% of Rocket’s outstanding shares, entered into a voting and support agreement (the “Rocket Voting Agreement”), and (ii) Rocket and certain stockholders of Renovacor (the “Renovacor Stockholders”) holding approximately 9.4% of Renovacor’s outstanding shares, entered into a voting and support agreement (the “Renovacor Voting Agreement,” and together with the Rocket Voting Agreement, the “Support Agreements”). Pursuant to the Support Agreements, the Rocket Stockholders and the Renovacor Stockholders, respectively, agreed to, among other things, vote all of their shares in Renovacor and/or Rocket, as the case may be, that they own as of the record date for the Renovacor and Rocket stockholder meetings (i) only in the case of the Renovacor Stockholder, in favor of (A) the Mergers and the adoption and approval of the Merger Agreement and the terms thereof, and (B) each of the other transactions contemplated by the Merger Agreement; (ii) only in the case of Rocket Stockholders, in favor the issuance of the shares of Rocket Common Stock in connection with the First Merger; (iii) against approval of any proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement or the Mergers or any of the transactions contemplated by the Merger Agreement; (iv) against any action that is intended to, or would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement, including against any competing proposals; (v) in favor of any adjournment or postponement recommended by Renovacor or Rocket, as applicable, with respect to any meeting of the Renovacor stockholders or Rocket stockholders, as applicable; and (vi) in favor of any other matter necessary or appropriate to effect the consummation of the transactions contemplated by the Merger Agreement, including the Mergers.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, forms of which are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On September 20, 2022, Renovacor and Rocket issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the anticipated closing of and synergies related to the transaction, expectations concerning market position, future operations and other financial and operating information.

These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of Renovacor’s and Rocket’s stockholders; any litigation related to the proposed transaction; disruption of Renovacor’s or Rocket’s current plans and operations as a result of the proposed transaction; the ability of Renovacor or Rocket to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Rocket to successfully integrate Renovacor’s operations and technology; diversion of managements’ attention from ongoing business operations and opportunities; the ability of Rocket to implement its plans, forecasts and other expectations with respect to Renovacor’s business after the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Rocket to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with Rocket’s and Renovacor’s respective employees, customers, other business partners and governmental authorities; competition; the impact of the COVID-19 pandemic on Renovacor’s and Rocket’s businesses, supply chain and labor force; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction, including as a result of inflationary pressures; the interest from patients and families for participation in each of Rocket’s ongoing trials, expectations regarding the delays and impact of COVID-19 on clinical sites, patient enrollment, trial timelines and data readouts, expectations regarding drug supply for ongoing and anticipated trials, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of the parties respective product candidates; the risk that the results of preclinical studies and clinical trials may not be predictive of future results in connection with future studies or trials; and the risks and uncertainties described in the “Risk Factors” section of Renovacor’s and Rocket’s respective annual and quarterly and reports filed the Securities Exchange Commission. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-

looking statements, and neither Renovacor nor Rocket assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Renovacor nor Rocket gives any assurance that it will achieve its expectations.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction between Renovacor and Rocket, Renovacor and Rocket will file relevant materials with the SEC, including a Rocket registration statement on Form S-4 that will include a joint proxy statement of Renovacor and Rocket and will also constitute a prospectus of Rocket, and a definitive proxy statement will be mailed to stockholders of Renovacor and Rocket, respectively. INVESTORS AND SECURITY HOLDERS OF RENOVACOR AND ROCKET ARE URGED TO READ THE PROSPECTUS/JOINT PROXY STATEMENT THAT WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROSPECTUS/JOINT PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the prospectus/joint proxy statement and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by Renovacor will be available free of charge on Renovacor’s internet website at www.renovacor.com under the tab “Investor & Media - Financials” or by contacting Renovacor’s Investor Relations Department at investors@renovacor.com. Copies of the documents filed with the SEC by Rocket will be available free of charge on Rocket’s internet website at www.rocketpharma.com under the tab “Investors – SEC Filings”.

Participants in the Solicitation

Renovacor, Rocket and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Renovacor or Rocket in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the prospectus/joint proxy statement when it is filed with the SEC. Information regarding Renovacor’s directors and executive officers is contained in Renovacor’s definitive proxy statement, which was filed with the SEC on April 14, 2022, and Renovacor’s Current Reports on Form 8-K, filed with the SEC on March 28, 2022 and June 3, 2022 (as amended on June 24, 2022). Information regarding Rocket’s directors and executive officers is contained in Rocket’s definitive proxy statement, which was filed with the SEC on April 29, 2022. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Renovacor’s or Rocket’s security holders generally, by reading the prospectus/joint proxy statement and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Investor Relations websites of Rocket or Renovacor as described above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In connection with the proposed transaction, Rocket will file a registration statement on Form S-4 that will include a joint proxy statement of Renovacor and Rocket and will also constitute a prospectus of Rocket. INVESTORS AND SECURITY HOLDERS OF RENOVACOR AND ROCKET ARE URGED TO READ THE PROSPECTUS/JOINT PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits shall be deemed to be furnished.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 19, 2022, by and among Renovacor, Inc, Rocket Pharmaceuticals, Inc., Merger Sub I and Merger Sub II

99.1	Form of Voting and Support Agreement between Renovacor, Inc. and the stockholders party thereto

99.2	Form of Voting and Support Agreement between Rocket Pharmaceuticals, Inc. and the stockholders party thereto

99.3	Joint Press Release, dated September 20, 2022

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Renovacor hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that Renovacor may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENOVACOR, INC.

Date: September 20, 2022	By:	/s/ Magdalene Cook, M.D.
President, Chief Executive Officer and Director